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             INFINITY BROADCASTING CORPORATION

                    DEFERRED SHARE PLAN

        (Amended and Restated as of August 16, 1993)
        ___________________________________________


          The Infinity Broadcasting Deferred Share Plan,

which was originally adopted and approved by the Company's

shareholders as of September 10, 1990, is hereby amended and restated as of August 16, 1993.


Section 1.  Purpose.
            _______

          The purpose of the Plan is to enable the Company

to attract and retain executives and other key employees who are expected to contribute to the Company's success and to

provide such persons with incentives based on the success of the Company.


Section 2.  Definitions.
            ___________

          2.1.  "Administrator."  To the extent required by

Rule 16b-3, the term "Administrator" as used herein shall,

in the case of grants to Section 16(b) Persons, mean a

committee appointed by the Board and consisting of two or

more members of the Board, each of whom is a "disinterested

person" within the meaning of Rule 16b-3.  In all other

cases, the term "Administrator" shall mean the Board (or a

person or committee appointed by the Board to administer the







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Plan).  All determinations of the Board or a committee

serving as Administrator shall be made by not less than a

majority of its members at a meeting at which a quorum is

present.  A majority of the entire Administrator shall

constitute a quorum for the transaction of business.  Any

action required or permitted to be taken at a meeting of the

Administrator may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by

each member of the Administrator and filed with the minutes

of proceedings of the Administrator.

          2.2.  "Agreement" means the award agreement, if

any, required by the Administrator or the CEO to be entered

into as a condition of an award of Deferred Shares and any

amendment to such an agreement.

          2.3.  "Board" means the Board of Directors of the

Company.

          2.4.  "CEO" means the Chief Executive Officer of

the Company.

          2.5.  "Class A Deferred Share" shall mean a share

of the Class A Common Stock of the Company, $.002 par value,

awarded pursuant to this Plan and issuable to a Participant

upon the occurrence of a Trigger Event.

          2.6.  "Class B Deferred Share" shall mean a share

of the Class B Common Stock of the Company, $.002 par value,





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awarded pursuant to this Plan and issuable to a Participant upon the occurrence of a Trigger Event.

          2.7.  "Committee" shall mean the committee of

disinterested directors described in Section 2.1 or, if no

such committee is at the time required by Rule 16b-3 to

administer grants to any Plan participant, the Board.

          2.8.  "Common Stock" means the Class A common

stock, $.002 par value, of the Company, the Class B common

stock, $.002 par value, of the Company, the Class C Common

Stock, $.002 par value, of the Company, and such other

common stock of the Company or of a successor to the Company by merger, consolidation, acquisition of substantially all

of the Company's common stock or its assets or otherwise, as may be issued in lieu of or in respect of Class A Common

Stock, Class B Common Stock, or Class C Common Stock.

          2.9.  "Company" means Infinity Broadcasting

Corporation, a Delaware corporation, or any successor

thereto.

          2.10.  "Date of Grant" means, as to any Partici-

pant, the date or dates on which Class A Deferred Shares or

Class B Deferred Shares are granted to such Participant

pursuant to the Plan.









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          2.11.  "Deferred Shares" shall mean Class A

Deferred Shares or Class B Deferred Shares, as the context

shall require.

          2.12.  "Effective Date" means September 10, 1990.

          2.13.     "Exchange Act" means the Securities Ex-

change Act of 1934, as amended.

          2.14.  "Participant" means Mel Karmazin and such

other key employees of the Company as may from time to time

be designated by the Administrator or by the CEO as Plan

participants.

          2.15.  "Plan" means the Infinity Broadcasting

Corporation Deferred Share Plan, as in effect and as it may

be amended from time to time.

          2.16.  "Public Offering" shall mean the effec-

tiveness of a registration statement under the Securities

Act of 1933 (other than a registration on form S-4 or S-8 or any successor or other forms promulgated for similar pur-

poses) of an offering covering any of the Common Stock, and

the completion of a sale of such Common Stock thereunder.

          2.17.  "Registration Rights" means such rights as

described in the Stockholders' Agreement.

          2.18.  "Rule 16b-3" means Rule 16b-3 under the

Exchange Act and any successor rule.







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          2.19.  "Section 16(b) Person" shall mean a person

who is required under Section 16 of the Exchange Act to file reports of beneficial ownership of Company securities.

          2.20. "Stockholders' Agreement" means the Stock-

holders' Agreement, dated as of September 10, 1990, as

amended, among the Company, Mel Karmazin, Michael A. Weiner,

Gerald Carrus, and Shearson Lehman Hutton Capital Partners

II. L.P., Shearson Lehman Hutton Merchant Banking Portfolio

Partnership L.P., and Shearson Lehman Hutton Offshore

Investment Partnership L.P.

          2.21.  "Trigger Event" means, with respect to a

vested Class A Deferred Share or a vested Class B Deferred

Share, the first to occur of any of the following events:

         (a)   Registration Rights arise as to all or a

               portion of a Participant's Deferred Shares,

               and (a) in the case of the CEO or any
                                 _

               Participant who is a Section 16(b) Person,

               the Administrator approves such Participant's

               exercise of Registration Rights, or (b) in
                                                    _

               the case of a Participant other than the CEO

               who is not a Section 16(b) Person, the CEO

               approves such Participant's exercise of

               Registration Rights, except that (c) if, in
                                                 _

               the case of a Participant who owns other





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               shares of Common Stock, the Participant exer-

               cises Registration Rights with respect to all

               of such other shares, no such approval shall

               be required;

          (b)  The first day of the twenty-fifth calendar

               month following the earliest date on which

               shares of Common Stock of the Company sold

               pursuant to a Public Offering, when aggre-

               gated with all other shares of Common Stock

               of the Company sold pursuant to Public

               Offerings, equal at least 20% of the then

               aggregate outstanding shares of Common Stock

               on a fully diluted basis;

         (c)   The merger or consolidation of the Company

               with or into, or the acquisition of the

               Company by, a company at least 20% of whose

               stock (or the stock of a controlling corpo-

               ration of which) is publicly traded, other

               than any entity which is a subsidiary of the

               Company immediately before or after such

               merger or consolidation, provided that such a
                                        ________

               transaction shall not be a Trigger Event

               within the meaning of this subsection (iii)

               if, immediately following such transaction,





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               the persons who were the shareholders of the

               Company immediately prior to the transaction

               own 50% or more of the outstanding stock of

               the surviving (or such controlling) entity;

          (d)  The liquidation of the Company;

          (e)  Subject to the Committee's designation of

               such transaction as a Trigger Event, the sale

               or exchange for cash, securities or any other

               consideration of all or substantially all of

               the outstanding common stock of the Company,

               other than a sale to or exchange with an

               entity which is a subsidiary of the Company

               immediately before or after such sale or

               exchange; and

          (f)  Such other event as may be designated a

               Trigger Event at any time by the Committee.


Section 3.  Number of Deferred Shares Available.
            ___________________________________

          Subject to Section 4.4, the maximum number of

Class A Deferred Shares which may be granted pursuant to the terms of the Plan shall be 160,427 and the maximum number of

Class B Deferred Shares which may be granted pursuant to the terms of the Plan shall be 521,979.  Deferred Shares which

are forfeited shall again be available for grant hereunder

at the discretion of the CEO to persons (other than the CEO




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and Section 16(b) Persons) who are eligible to participate

in the Plan or, at the discretion of the Administrator, to

the CEO or any Section 16(b) Person.

Section 4.  Grant of Deferred Shares.
            ________________________

          4.1.  Eligibility and Grant.  The CEO shall, in
                _____________________

his discretion, grant such number of Class A Deferred Shares as he shall determine to each executive or other key

employee of the Company (other than a Section 16(b) Person)

that he designates as a Participant in the Plan.  The

Administrator shall, in its discretion, grant such number of

Class A Deferred Shares as it shall determine to each

executive or other key employee of the Company who is a

Section 16(b) Person that the Administrator designates as a

Participant in the Plan.  Class B Deferred Shares may be

granted to the CEO by the Administrator in its discretion.

Each grant of Deferred Shares shall be subject to the terms

and conditions set forth in the Plan and to such other terms and conditions, not inconsistent with the Plan, as shall be

contained in an Agreement, if an Agreement is required by

the Administrator or (in the case of a Participant other

than the CEO or a Section 16(b) Person) by the CEO in

connection with such grant.

          4.2.  Vesting.  Class A Deferred Shares awarded by
                _______

the CEO shall vest in accordance with a schedule prescribed





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by the CEO, which schedule need not be the same for each

Participant, and such shares awarded by the Administrator

shall vest in accordance with a schedule prescribed by the

Administrator, which schedule need not be the same for each

Participant, set forth in either case in an applicable

Agreement.  An Agreement may provide for the acceleration of vesting upon the termination of employment or at the dis-

cretion of the Administrator or the CEO (as the case may be)

upon the occurrence of such other events as may be specified in such Agreement.  All Deferred Shares awarded to Mel

Karmazin shall be fully vested as of the Date of Grant.

          4.3.  Termination of Employment.  If a Partici-
                _________________________

pant's employment with the Company terminates for any reason at a time at which any Deferred Shares held by such Par-

ticipant are not then vested in accordance with the provi-

sions of Section 4.2 or an applicable Agreement, such non-

vested Deferred Shares shall be forfeited on the date of

such termination unless such Deferred Shares vest upon such

event pursuant to the terms of Section 4.2 or an applicable

Agreement.

          4.4.  Adjustments.  (a)  The Administrator may
                ___________

adjust the number of Deferred Shares issuable under the Plan or deliverable to a Participant in the event of any con-

solidation, merger which is not a Trigger Event, contribu-





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tion of capital or assets or other corporate transaction

involving the Company or any increase or decrease in the

number of shares of Class A Common Stock or Class B Common

Stock resulting from a stock split, stock dividend, recapi-

talization or other capital adjustment or contribution of

capital or other assets to the Company to the extent it

determines such adjustment to be appropriate to prevent any

diminution or enlargement of a Participant's rights here-

under.

          (b)  In the event of a merger or consolidation of

the Company or the acquisition of all or substantially all

of the outstanding stock of the Company resulting in the

exchange of or payment of other consideration for Common

Stock, each Deferred Share authorized or awarded under this

Plan shall be deemed to represent the right to receive, upon fulfillment of the applicable terms and conditions of this

Plan and of an Agreement, the consideration the holder or

recipient of such Deferred Share would have received had the

Deferred Share been an outstanding share of Common Stock

immediately prior to the consummation of such transaction.


Section 5.  Delivery of Deferred Shares.
            ___________________________

          Subject to Section 11.4, a Participant's vested

Deferred Shares shall be delivered as soon as is practicable following the payment for each Deferred Share of  the par




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value of a share of Common Stock and the occurrence of a

Trigger Event with respect to such Deferred Shares.


Section 6.  Transferability.
            _______________

          Neither a Participant nor such Participant's

beneficiary shall have the right or power to sell, exchange,

pledge, transfer, assign or otherwise encumber or dispose of such Participant's or beneficiary's interest in the Plan or

in any non-delivered Deferred Share, other than in accor-

dance with Section 11.6.  During the Participant's lifetime,

any Deferred Share awarded to such Participant shall be

deliverable solely to the Participant or his legal guardian

or representative.  The Participant's or a beneficiary's

interest in the Plan or in any Deferred Share shall not be

transferable other than by will or by the laws of descent

and distribution or pursuant to a qualified domestic rela-

tions order as defined by the Internal Revenue Code of 1986,

as amended, or Title I of the Employee Retirement Income

Security Act of 1974, as amended, or the rules thereunder,

and shall not otherwise be subject to seizure for the

payment of any debt, judgment, alimony or separate main-

tenance or be transferable by the operation of law in the

event of the Participant's or any beneficiary's bankruptcy

or insolvency.






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Section 7.  Dividends and Other Distributions.
            _________________________________

          A Participant who receives an award of Deferred

Shares shall be entitled to receive with respect to each of

the Participant's Deferred Shares at the time such Deferred

Share is delivered to such Participant an amount equal to

all dividends and other distributions paid on a share of

Common Stock during the period from the Date of Grant to the date of delivery of such Deferred Share.


Section 8.  Funding.
            _______

          The Plan shall be unfunded.  The Company may at

its discretion establish a grantor trust and contribute

thereto shares of Common Stock intended to be awarded or

delivered under the Plan, provided that the assets of such

trust shall be subject to the claims of the Company's gen-

eral creditors in the event the Company becomes insolvent,

and further provided that Participants shall have only the

unsecured promise of the Company to pay benefits and shall

have no greater rights than any other unsecured creditor of

the Company.














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Section 9.  Administration.
            ______________

          9.1.  Administration.  Except to the extent the
                ______________

Plan requires action by the Board or the Committee, or

permits action by the CEO, the Plan shall be administered by the Administrator.  The Administrator shall have the

authority, subject to the terms of the Plan, to determine

the terms and provisions of the Deferred Shares granted

under the Plan; to interpret the Plan and the provisions of

any Agreement; to adopt, amend and rescind rules and regula-

tions for the administration of the Plan; and to make all

determinations necessary or advisable for the administration of the Plan.  Any action taken or decision made by the

Administrator in connection with the Plan, including,

without limitation, the interpretation by the Administrator

of any provision of the Plan or any Agreement, shall be

final and binding on the Company and any Participant and any persons claiming thereunder.

          9.2.  Indemnity.  Neither the Board, the CEO, the
                _________

Administrator, nor any member of the Board or of a committee appointed by the Board to serve as Administrator, shall be

liable for any act, omission, interpretation, construction

or determination made in connection with the Plan in good

faith, and the members of the Board, the CEO, the

Administrator, and the members of any committee appointed by





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the Board to serve as Administrator shall be entitled to

indemnification and reimbursement by the Company to the full extent permitted by law with respect to any claim, loss,

damage or expense (including counsel fees) arising there-

from.  Such indemnification shall be in addition to any

rights of indemnification the members of the Board, the CEO,

the Administrator, or the members of a committee appointed

to serve as Administrator, as the case may be, may have as

directors or officers, pursuant to an employment or other

contract with the Company or under the by-laws or the Cer-

tificate of Incorporation of the Company.


Section 10.  Amendment and Termination.
             _________________________

          Subject to the following provisions of this

Section 10, the Board may from time to time and at any time

alter, amend, suspend, discontinue or terminate this Plan.

No action of the Board with respect to the Plan shall reduce any rights of any Participant with respect to Deferred

Shares previously granted under the Plan without the consent of such Participant, and no action of the Board with respect to the Plan shall reduce the number of Class A Deferred

Shares that may be awarded hereunder by the CEO or reduce

any rights of the CEO hereunder without, in either case, the consent of the CEO then in office, except as may otherwise

be required by law.  The approval of the Company's share-




                             14


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holders (in the manner required by Rule 16b-3 promulgated

under the Securities Exchange Act of 1934, as amended) shall be required for any amendment that would (a) materially
                                          _

increase the benefits accruing to Participants under the

Plan, (b) materially increase the number of Deferred Shares
       _

which may be awarded under the Plan, or (c) materially
                                         _

modify the requirements as to eligibility for participating

in the Plan.


Section 11.  Miscellaneous.
             _____________

          11.1.  Expenses.  All expenses of administration
                 ________

of the Plan shall be paid by the Company.

          11.2.  Legend on Deferred Shares.  Each stock
                 _________________________

certificate representing shares of Common Stock which is

delivered pursuant to the Plan to any Participant shall bear the following legend on the face thereof:

          "INFINITY BROADCASTING CORPORATION (THE "COMPANY") IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND THE STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND IS OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER AND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION."

          11.3.  [Reserved]

          11.4.  Withholding.  Any delivery under the Plan
                 ___________

of Deferred Shares shall be subject to all applicable fee





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payment and withholding requirements of federal, state and

local tax and other laws and regulations which may be in

effect as of the date of such payment.  Subject to the terms of any applicable credit agreement and to the approval of

the Administrator, amounts required to be paid or withheld

in respect of Class B Deferred Shares shall be withheld in

the form of Deferred Shares (any Deferred Shares so withheld shall revert to the Company) or, at the option of the

Participant, from any amount required to be paid to the

Participant pursuant to Section 7, and amounts required to

be paid or withheld in respect of Class A Deferred Shares

may be so withheld upon the approval of the Administrator.

          11.5.  No Right to Continued Employment.  Nothing
                 ________________________________

in the Plan or any agreement entered into under the Plan

shall be construed as providing any Participant with the

right to continue in the employ of the Company or any of its subsidiaries.

          11.6.  Beneficiary Designation.  A Participant may
                 _______________________

appoint a beneficiary, on a form supplied by the

Administrator, to receive vested Deferred Shares granted to

such Participant in the event of such Participant's death

prior to a Trigger Event and may change such beneficiary

designation at any time prior to the Participant's death.

If no such beneficiary designation is in effect at the date





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of the Participant's death, the Participant's vested

Deferred Shares shall be deliverable in accordance with

Section 5 to the legal representative of his estate or the

person who inherits such vested Deferred Shares by will or

the laws of descent and distribution.

          11.7.  No Rights to Corporate Assets.  The Plan is
                 _____________________________

an unfunded plan of deferred compensation and nothing in the

Plan shall give a Participant, the Participant's benefici-

aries or any other person any interest of any kind in the

assets of the Company or its affiliates or create a trust or fiduciary relationship of any kind between the Company or

its affiliates and any such person.

          11.8.  No Limit on Corporate Actions.  Except as
                 _____________________________

otherwise provided in Section 10, nothing contained in the

Plan shall prevent the Company from taking any action which

is deemed by the Company to be appropriate or in its best

interest, whether or not such action would have any adverse

effect on the Plan or any Deferred Share issued under the

Plan.  No Participant, beneficiary or other person shall

have any claim against the Company as a result of any such

action.

          11.9.  No Rights as Stockholders.  Prior to the
                 _________________________

delivery of Deferred Shares to the Participant and except as otherwise specifically provided herein, a Participant shall





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have no rights as a shareholder of the Company by reason of the grant of Deferred Shares hereunder.

          11.10.  Compliance With Applicable Laws.  The
                  _______________________________

Company shall not be required to take any action, including

the issuance of any Deferred Share or the making of any

payment with respect thereto, if such action would violate

any applicable federal or state law.  The Company shall use

its best efforts to effect compliance with such laws,

including taking all reasonable actions necessary to obtain

any required consents.






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          11.11.  Governing Law.  All rights and obligations
                  _____________

under the Plan shall be governed by, and the Plan shall be

construed in accordance with, the internal laws of the State of Delaware.  Titles and headings to sections are for the

purpose of reference only, and in no way limit or otherwise

affect the meaning or interpretation of any provision of the

Plan.

          IN WITNESS WHEREOF, the Company has caused its

duly authorized officer to execute this restated plan

document as of the 16th day of August, 1993.

                         INFINITY BROADCASTING CORPORATION



                         By: /s/ Farid Suleman
                            ______________________________







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